STATEMENTS OF OPERATIONS (USD $)	1 Months Ended	12 Months Ended	13 Months Ended
	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2011
REVENUE
Revenues
EXPENSES
Office and general	153	37,573	37,726
Total expenses	153	37,573	37,726
NET LOSS	$ (153)	$ (37,573)	$ (37,726)
NET LOSS PER COMMON SHARE- BASIC	$ 0	$ 0
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	5,200,000	5,805,925